EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
   Applied NeuroSolutions, Inc.:

We consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-121399) of Applied NeuroSolutions, Inc. and subsidiaries (the Company) (a company in the development stage) of our report dated March 12, 2004, with respect to the consolidated balance sheets of the Company as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity / (deficit), and cash flows for each of the years in the three year period ended December 31, 2003 and for the period from March 14, 1992 (date of inception) through December 31, 2003, which report appears in the December 31, 2004 annual report on Form 10-KSB of the Company.

                                                              /s/ KPMG LLP

Chicago, Illinois
March 23, 2005

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SIGNATURE PAGE

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           APPLIED NEUROSOLUTIONS, INC.

Dated: March 18, 2005
                                           By: /s/ DAVID ELLISON
                                           Chief Financial Officer
                                           (Principal Financial
                                           and Accounting Officer)


      In accordance with the Exchange Act, this report has been signed by the following persons on behalf of the registrant in the capacities and on the dates indicated.

March 18, 2005                    By: /s/ John F. DeBernardis
                                     ------------------------------
                                         John F. DeBernardis
                                         President, Chief Executive Officer
                                         & Director
                                         (Principal Executive Officer)

March 18, 2005                    By: /s/ David Ellison
                                     ------------------------------
                                         David Ellison
                                         Chief Financial Officer
                                         (Principal Financial and
                                          Accounting Officer)

March 18, 2005                    By: /s/ Bruce N. Barron
                                     ------------------------------
                                         Bruce N. Barron
                                         Chairman & Director


March 18, 2005                    By: /s/ Preston Tsao
                                     ------------------------------
                                         Preston Tsao
                                          Director

March 18, 2005                    By: /s/ Richard Stone
                                      -----------------------------
                                         Richard Stone
                                         Director

March 18, 2005                    By: /s/ Michael Sorell
                                      -----------------------------
                                         Michael Sorell
                                         Director